Exhibit 10.6

Exhibit A

LEASE AGREEMENT

THIS LEASE AGREEMENT (“Lease”) is made this ___1_ day of July, 2016, by and between “Landlord” (as defined below) and “Tenant” (as defined below).

NOW, THEREFORE, Landlord and Tenant, intending to be legally bound, agree as follows:

PART A

BASIC LEASE INFORMATION

1.	Landlord:	William Berke, Trustee

2.	Landlord’s Address For Notices and Rent Payment:	1400 NE Miami Gardens Drive, Ste 202, North Miami Beach, Florida 33179
3	Tenant:	Bang Holdings Corp.

4	Tenant’s Address For Notices:	1400 NE Miami Gardens Drive, Ste 202, North Miami Beach, Florida 33179
5	Building:	1400 NE Miami Gardens Drive, Ste 210D, North Miami Beach, Florida 33179
6	Initial Term:	1 year, commencing on the Lease Commencement Date (as defined below).

7	Lease Commencement Date:	July 1, 2016
8	Number of Options to Renew/Extension Term(s):	10 years/1 year extension term

9	Option Exercise Date:	July 1, 2017

10	Base Rent During Initial Term:	$30,000.00 annualized; $2,500.00 monthly

11	Security Deposit:	None.

12	Rent Deposit:	None.

13	Permitted Uses:	General office space.

14	Guarantors:	None.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Lease Agreement to be duly executed by their authorized representative the day and year first above written.

LANDLORD:		TENANT:

WILLIAM BERKE TRUSTEE, LLC		BANG HOLDINGS CORP.

By:	/s/ William Berke	By:	/s/ Steve Berke
	Name: William Berke		Name: Steve Berke
	Title: Landlord		Title: CEO